UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2021

GameStop Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051

(817) 424-2000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On April 5, 2021, GameStop Corp., a Delaware corporation (the “Company”), issued the press release, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1, announcing its preliminary sales results. On April 5, 2021, the Company also issued the press release, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.2, announcing the increase in the maximum aggregate offering price of shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Shares”), that may be sold in connection with the ATM Offering (as defined below).

The information furnished herewith pursuant to this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Preliminary Sales Results

On April 5, 2021, the Company announced the following preliminary unaudited sales results:

•	For the nine-weeks ended April 3, 2021, total global sales increased approximately 11% from the nine-week period ended April 4, 2020;

•	For the five-week period ended April 2, 2021, total global sales increased approximately 18% from the five-week period ended April 4, 2020; and

•	For the four-week period ended February 27, 2021, total global sales increased approximately 5.3% from the four-week period ended February 29, 2020.

During the first quarter of fiscal 2020 and due to the spread of COVID-19 around the world, the Company’s various operations across 14 countries were negatively impacted due to temporary store closures and other government mandated restrictions that resulted in limited operations. During the first nine weeks of fiscal 2021, similar government mandated restrictions resulted in limited operations, primarily in Europe, and the Company operated with an approximately 13% decrease in the store base due to its strategic store optimization efforts.

The Company’s sales results are preliminary and subject to completion of the Company’s month-end and quarter-end closing process and adjustments. As the Company has not completed its month-end and first quarter fiscal 2021 close process, the preliminary sales results may change. The preliminary sales results have been prepared by, and are the responsibility of, the Company’s management. The preliminary sales results have not been compiled or examined by the Company’s independent auditors nor have the Company’s independent auditors performed any procedures with respect to the preliminary sales results or expressed any opinion or any form of assurance on such results. In addition, the preliminary sales results are not necessarily indicative of the results to be achieved for the quarter ending May 1, 2021 or for any future period.

At-the-Market Offering Program

On April 5, 2021, the Company increased the maximum aggregate offering price of Common Shares that may be sold from time to time, through Jefferies LLC (the “Sales Agent”) in connection with the Company’s “at-the-market” offering program (the “ATM Offering”) to up to $1,000,000,000, but in no event more than 3,500,000 Common Shares, pursuant to the Company’s existing Open Market Sale AgreementSM (the “Sale Agreement”) with the Sales Agent dated December 8, 2020. Prior to the date hereof, no Common Shares were sold under the Sales Agreement.

The Common Shares are being offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (the “Shelf Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on December 8, 2020, which became effective immediately upon filing. A prospectus supplement relating to the ATM Offering has been filed today with the SEC.

From time to time during the term of the Sale Agreement, the Company may deliver a placement notice to the Sales Agent specifying the length of the selling period, the amount of Common Shares to be sold, any limitation on the number of shares that may be sold in any one trading day and the minimum price below which sales may not be made. Upon its acceptance of the placement notice from the Company, the Sales Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices to solicit offers to purchase Common Shares, under the terms and subject to the conditions set forth in the Sale Agreement, by means of ordinary brokers’ transactions on the New York Stock Exchange (the “NYSE”), in negotiated transactions or in transactions that are deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities, in block transactions, sales made directly on the Principal Market or sales made into any other existing trading markets of the Common Shares. The Company may instruct the Sales Agent not to sell Common Shares if the sales cannot be effected at or above the price designated by the Company in any placement notice. The Company or the Sales Agent may suspend the ATM Offering at any time upon proper notice and subject to other conditions.

The Company will pay the Sales Agent a commission for its services in acting as agent in the sale of Common Shares. The Sales Agent will be entitled to compensation in an amount up to 1.5 percent (1.5%) of the gross sales price of all of the Common Shares sold through it under the Sale Agreement.

Under the terms of the Sale Agreement, the Company also may sell Common Shares to the Sales Agent, as principal for its own account, at a price to be agreed upon at the time of sale. If the Company sells Common Shares to the Sales Agent, as principal, it will enter into a separate sales agreement with the Sales Agent and the Company will describe such agreement in a separate prospectus supplement or pricing supplement.

The ATM Offering will terminate upon the earlier of (1) the sale of all Common Shares subject to the Sale Agreement or (2) termination of the Sale Agreement. The Sale Agreement may be terminated by the Sales Agent or the Company at any time upon ten days’ notice, and by the Sales Agent at any time in certain circumstances, including suspension of trading of Common Shares on the NYSE or the occurrence of a material adverse change in the Company’s business.

The Company made certain customary representations, warranties and covenants concerning the Company and the Common Shares in the Sale Agreement and also agreed to indemnify the Sales Agent against certain liabilities, including liabilities under the Securities Act.

Troutman Pepper Hamilton Sanders LLP, counsel to the Company, has issued a legal opinion relating to the legality of the issuance and the sale of the Common Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The Company intends to use the net proceeds from the ATM Offering, if any, for working capital and general corporate purposes and to further strengthen its balance sheet, which may include funding its transformation initiatives and product category expansion efforts, the repayment, refinancing, redemption or repurchase of its existing indebtedness, capital expenditures or the satisfaction of its tax withholding obligations upon the vesting of shares of restricted stock held by its executive officers and other employees.

The Sale Agreement was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 8, 2020 and is incorporated herein by reference. The description of the material terms of the Sale Agreement is qualified in its entirely by reference to such Exhibit.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements - Safe Harbor

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, strategic and transformation initiatives, future operations, margins, profitability, comparable store growth, capital expenditures, liquidity, capital resources, expansion of technology expertise, and other financial and operating information, including expectations as to future operating profit improvement. Such statements include without limitation those about the Company’s expectations for future financial and operating results, projections, statements about the ATM Offering and the use of proceeds therefrom, and other statements that are not historical facts. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions, outcomes and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual developments, business decisions, outcomes and results to differ materially from those reflected or described in the forward-looking statements: macroeconomic pressures, including the effects of the COVID-19 pandemic on consumer spending and the Company’s ability to keep stores open; the impact of the COVID-19 pandemic on the Company’s business and financial results; the economic conditions in the U.S. and certain international markets; the amounts devoted to strategic investments, including in E-Commerce capabilities and other business transformation initiatives, and failure to achieve anticipated profitability increases and benefits from such initiatives within the expected time-frames or at all; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; the Company’s ability to keep pace with changing industry technology and consumer preferences; decrease in popularity of certain types of video games; the Company’s ability to react to trends in pop culture with regard to its sales of collectibles and dependence on licensed products for a substantial portion of such sales; the competitive nature of the Company’s industry, including competition from mass retailers, E-Commerce businesses, and traditional store-based retailers; the ability and willingness of the Company’s vendors to provide marketing and merchandise support at historical or anticipated levels; the Company’s ability to attract and retain executive officers, including a new chief financial officer, and other key personnel; the Company’s ability to obtain favorable terms from its current and future suppliers and vendors, including those engaged as part of the Company’s shift to E-Commerce sales; the international nature of the Company’s business; foreign currency fluctuations; changes in the Company’s global tax rate; the impact of international crises and trade restrictions and tariffs on the delivery of the Company’s products; the Company’s dependence on sales during the holiday selling season; fluctuations in the Company’s results of operations from quarter to quarter; the Company’s ability to de-densify its global store base; the Company’s ability to renew, terminate or enter into new leases on favorable terms; the adequacy of the Company’s management information systems; the Company’s reliance on centralized facilities for refurbishment of its pre-owned products; the Company’s ability to maintain security of its customer, employee or company information; potential harm to the Company’s reputation, including from cybersecurity breaches; the Company’s ability to maintain effective control over financial reporting; restrictions on the Company’s ability to purchase and sell pre-owned video games; potential future litigation and other legal proceedings; changes in accounting rules and regulations; and the Company’s ability to comply with federal, state, local and international law. Additional factors that could cause results to differ materially from those reflected or described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2021 and other filings made from time to time with the SEC and available at the SEC’s Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Open Market Sale AgreementSM, dated December 8, 2020, by and among GameStop Corp. and Jefferies LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed December 8, 2020).

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (contained in Exhibit 5.1 above).

99.1	Press release, dated April 5, 2021 (regarding the Company’s preliminary sales results).

99.2	Press release, dated April 5, 2021 (regarding the ATM Offering).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: April 5, 2021	By:	/s/ Diana Saadeh-Jajeh
	Name:	Diana Saadeh-Jajeh
	Title:	Senior Vice President and Interim Chief Financial Officer